UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES ACT OF 1934

      Date of Report (date of earliest event reported):  April 20, 2001

                                  IGI, INC.
           (Exact name of registrant as specified in its charter)

           DELAWARE                   1-08568              01-0355758
(State or other jurisdiction of     (Commission          (IRS Employer
 incorporation or organization)     File Number)     Identification Number)

WHEAT ROAD AND LINCOLN AVENUE                                 08310
      BUENA, NEW JERSEY
(Address of principal executive offices)                   (Zip Code)

                               (856) 697-1441
            (registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                             Yes [X]      No [ ]


Item 5.  Other Events.

      On April 20, 2001, the Board of Directors of IGI, Inc. (the
"Company") designated director Earl R. Lewis as Chairman of the Board of Directors. The Board also elected the Company's President, John Ambrose, to be Chief Executive Officer of the Company.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IGI, Inc.

April 30, 2001                         By: /s/ Domenic N. Galato
                                           Domenic N. Golato,
                                           Chief Financial Officer